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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 19, 1999
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)

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
       OHIO                  File No. 1-5964               23-0334400
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 (State or other            (Commission File             (IRS Employer
 jurisdiction of                 Number)                 Identification
  incorporation)                                             Number)
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          P.O. Box 834, Valley Forge, Pennsylvania              19482
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       Registrant's telephone number, including area code: (610) 296-8000
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                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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     On January 19, 1999, IKON Office Solutions, Inc. ("IKON" or "the
Registrant") announced that it anticipates first quarter earnings to exceed the First Call consensus estimate of $.05 per share for the quarter ending December 31, 1998. Based on preliminary results, the Company expects earnings per share for the quarter to be in the range of $.12 to $.15, excluding a gain from asset securitization of $.04 to $.06 per share. Revenues for the quarter are expected to be in the range of $1.36 billion to $1.39 billion, excluding the gain from asset securitization of $12 million to $16 million.

     IKON also stated that, based on a single quarter of performance and the balance of the initiatives being rolled out, it would not adjust its full-year earnings expectation at this time. The Company's complete first quarter earnings report will be released on January 27, 1999.

     This Report includes or incorporates by reference information which may constitute forward-looking statements within the meaning of the federal securities laws, including, but not limited to, predictions of IKON's earnings per share and revenues for the first quarter of fiscal 1999 and earnings expectations for fiscal 1999. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, no assurances can be given that such expectations will prove correct. Such forward-looking information is based upon management's current plans or expectations and is subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Registrant's future financial condition and results. These uncertainties and risks include, but are not limited to, risks and uncertainties relating to conducting operations in a competitive environment; delays, difficulties, technological changes, management transitions and employment issues associated with consolidation of business operations; risks and uncertainties associated with the implementation of a preferred vendor program; risks and uncertainties relating to successfully managing the integration of acquired companies, including companies with technical services and products that are relatively new to the Registrant, and also including companies outside the United States, which present additional risks relating to international operations; risks and uncertainties relating to potential year 2000 deficiencies associated with the operation of IKON's internal systems and distributed products; debt service requirements (including sensitivity to fluctuation in interest rates); and general economic conditions. As a consequence, current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Registrant.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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        (99) Press Release dated January 19, 1999

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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       IKON OFFICE SOLUTIONS, INC.




                                       By:  /s/MICHAEL J. DILLON
                                            --------------------
                                            Michael J. Dillon
                                            Vice President and Controller



Dated: January 19, 1999

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